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                                                                    EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, the undersigned, Richard N. Snyder, Chief Executive Officer, of Forgent Networks, Inc. (the "Company"), does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended (15 U.S.C. 78m or 78o(d)), and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ RICHARD N. SNYDER
                                          --------------------------------------
                                          Richard N. Snyder
                                          Chief Executive Officer
                                          October 29, 2003

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